Exhibit 10.14

Loan Contract of Chinese Mercantile Bank

Loan Contract

Cosigned

By and among

Chinese Mercantile Bank

As the Lender

AND

Guangdong Jinhao Motorcycle Co., Ltd.

As the Borrower

Zhaoqing Haoyan Industries Co., Ltd.

Shenzhen Jinhao Dawang Import and Export Co., Ltd.

Mr. Tsoi Man Hoo

As the Guarantors

Guangdong Jinhao Motorcycle Co., Ltd.

As the Mortgagor/Pledgor

Signed on: March 24, 2008

No.: LT200803MGR18

Loan Contract of Chinese Mercantile Bank

This Loan Contract (hereinafter referred to as the “Contract”) is cosigned on March 24, 2008 by the parties below in Futian District, Shenzhen, Guangdong Province, P.R.C.

Lender: Chinese Mercantile Bank (hereinafter referred to as the “Lender”)

Legal representative/responsible person: Zhu Qi

Address: 1-23F, Dongfeng Building, Yannan Road, Futian District, Shenzhen

Postal Code: 518031

Telephone: 0755-83788168 Fax: 0755-83257955

Borrower: Guangdong Jinhao Motorcycle Co., Ltd. (hereinafter referred to as the “Borrower”)

Legal representative: Tsoi Man Hoo

Address: Dawang Industrial Park, Zhaoqing New & High Technology Industrial Development Zone

Postal Code: 526238

Telephone: (0758)3625488 Fax: (0758)3130380

Basic deposit account opening bank: Dawang Rural Credit Cooperative, Sihui City

Basic deposit account number: 5988021401301000008957

Guarantor: Zhaoqing Haoyan Industries Co., Ltd. (hereinafter referred to as the “Guarantor A”)

Legal representative: Liu Huilin

Address: Dawang Industrial Park, Zhaoqing New & High Technology Industrial Development Zone

Postal Code: 526238

Telephone: ___________________________Fax: _________________________

Basic deposit account opening bank: ____________________________________

Basic deposit account number: ________________________________________

Guarantor: Shenzhen Jinhao Dawang Import and Export Co., Ltd. (hereinafter referred to as the “Guarantor B”)

Legal Representative:

Address: Room 2112, 2113, 2115 and 2116, South International Plaza,futian district, Shenzhen Postal Code:

Telephone: ___________________________Fax: _________________________

Basic deposit account opening bank: ____________________________________

Basic deposit account number: ________________________________________

Guarantor: Tsoi Man Hoo (hereinafter referred to as the “Guarantor C”)

Loan Contract of Chinese Mercantile Bank

ID No./Hongkong ID No.: C369685(3)

Address:17F, Building 13, Yuet Wu Villa, Tuen Mun, New Territories, Hongkong

Postal Code: _________________________

Telephone: 13580619868

Mortgagor/Pledgor: Guangdong Jinhao Motorcycle Co., Ltd. (hereinafter referred to as the “Mortgagor/Pledgor”)

Legal representative: Tsoi Man Hoo

Address: Dawang Industrial Park, Zhaoqing New & High Technology Industrial Development Zone Postal Code: 526238

Telephone: (0758) 3625488                    Fax: (0758)3130380

Basic deposit account opening bank: Dawang Rural Credit Cooperative, Sihui City

Basic deposit account number: 5988021401301000008957

The aforementioned Guarantor A, Guarantor B and Guarantor C shall be collectively called the “Guarantor”, who shall bear joint and several liabilities for the loans granted hereunder.

The Parties are willing to enter into this Contract by consensus to set forth their respective rights and obligations hereunder in accordance with relevant provisions of the law of the People’s Republic of China.

Article 1 Category and Amount of Loan

The categories of loan hereunder shall be categories B, C:

A.	Single normal credit loan, the line of credit is ___/___ (currency) ___/___ yuan (in words).

B.	Working capital loan, the line of credit is RMB (currency) thirteen million yuan (in words).

C.	Invoice financing loan, the line of credit is RMB (currency) twenty million yuan (in words).

All the lines aforesaid shall be collectively called the “total line”.

Article 2 Purpose of Loan

The loan granted hereunder shall be used as follows: line B set forth in Article 1 hereof shall be used as general operating funds, and line C shall be used by the Lender to purchase raw materials from domestic suppliers. The Borrower shall not use the loan for purpose other than that stipulated in the Contract, unless otherwise agreed by the Lender in writing.

Article 3 Loan Period/Validity of Credit Line

The loan hereunder shall be implemented by way of B, C:

A.	Single normal credit loan, the loan period is / , commencing from / to / . The actual beginning-end date of a loan shall be subject to the certificate of indebtedness.

Loan Contract of Chinese Mercantile Bank

B.

The line of working capital loan, whose valid period hereunder is three years, commencing from the first drawing day upon execution of this Contract, and the Lender shall examine loan granted annually from the said drawing day. In case of failed examination, the Lender shall have right to withdraw all loan drawn and cancel all undrawn line of loan. The longest period for each loan shall not exceed six months and the actual beginning-end date shall be subject to the certificate of indebtedness.

C.

The line of invoice financing loan, whose valid period hereunder is three years, commencing from the first drawing day upon execution of this Contract, and the Lender shall examine loan granted annually from the said drawing day. In case of failed examination, the Lender shall have right to withdraw all loan drawn and cancel all undrawn line of loan. The longest period for each loan shall not exceed three months and the actual beginning-end date shall be subject to the certificate of indebtedness.

If the first drawing days of loans falling into categories B and C are different, the initial day for such lines shall be counted from the earlier first drawing day.

Article 4 Loan Rate and Calculation Method, Commission Charge

1. Renminbi Loan

The rate of Renminbi loan shall be 10% higher than the base rate announced by the People’s Bank of China for the first to third years (including the third year). Where the People’s Bank of China adjusts the base loan rate or calculation method during the term of this Contract, the said rate or method hereunder shall be adjusted accordingly, and the Lender may make no further notice.

2. Foreign Exchange Loan

The rate for foreign exchange loan shall be subject to the Table on Foreign Currency Deposit and Loan Rate announced by China Mercantile Bank for the current period. The loan rate hereunder shall be implemented by means of _________/_______:

A.	Fixed rate: annual rate

B.	Floating rate: in currency, increase/decrease by (annual rate). The preferential rate shall be adjusted with the adjustment of rate for each period and the interest of loan shall be subject to calculation on multi-stage basis.

3.

The Lender shall calculate interests on a monthly manner against the Borrower. The interest settlement date shall be the 20th day of each month and the payment date shall be the 21st day. The Borrower shall, prior to the interest settlement date, deposit the loan interest payable to the account opened by the Lender, who shall be entitled to collect interest from the account of the Borrower directly.

4.

The loan interest hereunder shall be based on 360 days, and subject to the actual loan amount collected from the Borrower’s account and the number of days from the day when such loan is collected from the account of the Borrower.

5.

The interest rate hereunder shall be a preliminary agreed value. If the certificate of indebtedness subject to circular usage is inconsistent with the agreed rate, the rate set forth in the said certificate shall prevail.

Loan Contract of Chinese Mercantile Bank

Article 5 Drawing of Loan

1. .	Precondition for the First Drawing

The Borrower shall satisfy the following preconditions or such preconditions have been exempted by the Lender, otherwise, it is not allowed to apply to the Lender for any drawing in light of this Contract:

A.	This Contract has been already executed and issued by the Lender;

B.	The certificates and the originals of property ownership certificates for mortgage registration procedures hereunder have already been delivered to the Lender;

C.	The following true copies examined and verified by the Borrower, Guarantors (including Guarantor A and Guarantor B) and the Mortgagor have been delivered to the Lender:

	1.	Articles of Association and any modifications to the Articles prior to the execution date of this Contract;

	2.	The latest business license issued by the Administrative Bureau for Industry and Commerce concerned;

	3.	Financial statements audited in the recent one year;

	4.	Identity certificate of the legal representative;

	5.	Identity card of the legal representative;

	6.	Organization code certificate, tax registration certificate (state taxes and local taxes)

	7.	Copy of loan card, whose status is in normal effect;

	8.	Approval document for establishment and approval certificate (if any);

9.

Resolution passed in the shareholders’ meeting and/or board of directors of the Borrower, which authorizes the Borrower right to borrow in accordance with this Contract and relevant contractual clauses, and authorize one or more persons to sign this Contract, relevant security agreement, all advices of drawing and other required documents pertaining to these contracts to which the Borrower is a party. Moreover, it is also required to list specimen signatures of the authorized persons and provide their identity certifications.

10.

Shareholders’ resolution of Guarantor A and Guarantor B, by which the Guarantor shall have right to provide guarantee for the Borrower with regard to the liabilities hereunder, and shall authorize one or more persons to sign this Contract, relevant security agreement, all advices of drawing and other required documents pertaining to these contracts to which the Borrower is a party. Moreover, it is also required to list specimen signatures of the authorized persons and provide their identity certifications.

D.	The true copies of ID card of Guarantor C examined have already been delivered to the Lender;

E.

The written appraisal report given by an authority with Grade I evaluation qualification rated by the Ministry of Construction and acceptable by the Lender has been delivered to the Lender, and the evaluated value of such mortgaged property shall not be less than RMB 80 million yuan. Such expenses shall be held liable by the Borrower;

Loan Contract of Chinese Mercantile Bank

F.	Legal opinion issued by the legal counsel to the satisfaction of the Lender has already been delivered to the Lender;

(This page is for signature only, and the remainder is intentionally left blank)

Lender: China Mercantile Bank
Signature: (company seal of China Mercantile Bank)

Borrower: Guangdong Jinhao Motorcycle Co., Ltd.
Signature: /s/ Tsoi Man Hoo (company seal of Guangdong Jinhao Motorcycle Co., Ltd.)

Guarantor: Zhaoqing Haoyan Industries Co., Ltd.
Signature: /s/ Tsoi Man Hoo (company seal of Zhaoqing Haoyan Industries Co., Ltd.)

Guarantor: Shenzhen Jinhao Dawang Import and Export Co., Ltd.
Signature: /s/ Tsoi Man Hoo (company seal of Shenzhen Jinhao Dawang Import and Export Co., Ltd. )

Guarantor: Tsoi Man Hoo
Signature: /s/ Tsoi Man Hoo
ID No./Hongkong ID No.: C369685 (3)

Mortgagor/Pledgor: Guangdong Jinhao Motorcycle Co., Ltd.
Signature: /s/ Tsoi Man Hoo (company seal of Guangdong Jinhao Motorcycle Co., Ltd.)
Witness: Zhao Lin
Signature: /s/ Zhao Lin
ID No.: 210105197307261415